UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

First Community Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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First Community Corporation

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held at 11:00 a.m., May 19, 2010.

As part of our efforts to cut unnecessary expenses and conserve the environment, First Community Corporation has elected to provide Internet access to the proxy statement and annual report rather than mailing paper reports. This reduces postage and printing expenses and paper waste. The proxy statement and annual report are available at: http://www.cfpproxy.com/5474

The annual shareholder meeting will be held at 11:00 a.m. on May 19, 2010, at the Saluda Shoals Park, Environmental Center, 5605 Bush River Road, Columbia, South Carolina 29212. The matters to be covered are noted below:

1. Proposal to elect four Class I directors;

2. Proposal to approve the compensation of our named executive officers as disclosed in this proxy statement (this is a non-binding, advisory vote)

3. Proposal to ratify the appointment of Elliott Davis, LLC independent registered public accounting firm for the year ending December 31, 2010; and

4. Such other matters as may properly come before theAnnual Meeting, or any adjournments thereof.

The Board of Directors is not aware of any other such business. Shareholder of record at the close of business on  March 29, 2010 are entitled to vote at the meeting.

Your Board of Directors recommends a vote “FOR” each of the above proposals.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Shortly, you will receive a proxy card that will reflect the proposals to be voted on at the Annual Meeting. You may vote on-line, by phone, by mail or in person. If you wish to vote on-line or by phone, you will need your Shareholder Control Number that can be found on the bottom right hand corner of this notice. No other personal information will be required in order to vote in this manner.

If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for these reports by May 7, 2010 to facilitate timely delivery, you will need your Shareholder Control Number that can be found in the lower right hand corner of this letter. Then, either:

•                  Call our toll-free number, (800) 951-2405; or

•                  Visit our website at http://www.cfpproxy.com/5474; or

•                  Send us an email at fulfillment@rtco.com.

and enter the Shareholder Control Number when prompted or, if you send us an email, enter it in the subject line.

Directions to the meeting are on First Community’s website at www.firstcommunitysc.com.

We ask that you cast your vote promptly. Due to new regulatory changes that will affect your vote on the election of directors, you must vote your proxy for your shares to be represented and voted for the election of directors. Please help save the company additional solicitation costs by voting today.

Thank you for your continued support!

Shareholder Control Number